UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 29, 2009
Date of Report (Date of earliest event reported)
Kansas City Southern de México, S.A. de C.V.
(Exact Name of Registrant as Specified in Its Charter)

Mexico	333-08322	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Montes Urales 625
Lomas de Chapultepec
11000 México, D.F.
México
(Address of Principal Executive Offices)
+ (5255) 9178-5836
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(e)
On May 29, 2009, Kansas City Southern de Mexico, S.A. de C.V. (“KCSM”) entered into an amendment dated May 27, 2009, to the employment agreement (the “Amendment ”) of Jose Guillermo Zozaya Delano, the President and Executive Representative of KCSM.
Pursuant to the terms of the Amendment, if, during the two (2) years following a “Change in Shareholder Control” (as defined in the English translation of the Amendment), Mr. Zozaya’s employment is terminated by KCSM other than for “Just Cause” (as defined in the in the English translation of the Amendment) or by Mr. Zozaya for “Unjust Cause” (as defined in the in the English translation of the Amendment), (a) Mr. Zozaya will be eligible to receive, in addition to any other severance benefits for which he is eligible under Mexican law, a lump sum payment equal to the product of (i) the rate of his annual base salary as of the date of termination, multiplied by (ii) two, and less (iii) the aggregate amount of other severance payments for which he is eligible under Mexican law, (b) any unvested or unexercisable equity awards shall become immediately vested or exercisable, as applicable, and (c) Mr. Zozaya will have the opportunity to purchase the executive vehicle assigned to him at the time, in accordance with KCSM’s vehicle policy. In addition, KCSM will transfer the right to Mr. Zozaya to use the telephone number corresponding to the cellular telephone assigned to him by KCSM.
The foregoing discussion of Mr. Zozaya’s Amendment is qualified in its entirety by the terms of the Amendment, an English translation of which is filed herewith as Exhibit 10.1, and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d)
Exhibit 10.1. English translation of Amendment Agreement to the Individual Indefinite Employment Contract of April 20, 2006, dated May 27, 2009, between KCSM and Jose Guillermo Zozaya Delano is attached hereto as Exhibit 10.1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern de México, S.A. de C.V.
June 2, 2009	By:	/s/ Michael W. Upchurch
		Name:	Michael W. Upchurch
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	English translation of Amendment Agreement to the Individual Indefinite Employment Contract of April 20, 2006, dated May 27, 2009, between KCSM and Jose Guillermo Zozaya Delano is attached hereto as Exhibit 10.1.